Exhibit 10.5

FIFTH AMENDMENT
TO
CREDIT AGREEMENT
dated as of
May 18, 2012
among

SOLANA RESOURCES LIMITED,
as Borrower,

GRAN TIERRA ENERGY INC.,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Global Coordinator,

and
The Lenders Party Hereto

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) dated as of May 18, 2012, is among SOLANA RESOURCES LIMITED, a corporation duly formed and existing under the laws of the Province of Alberta, Canada (the “Borrower”); GRAN TIERRA ENERGY INC., a corporation formed and existing under the laws of the State of Nevada (the “Parent”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”) and as global coordinator; and the undersigned Lenders.
R E C I T A L S
A.    The Borrower, the Parent, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of July 30, 2010, as amended by that certain First Amendment to Credit Agreement dated as of August 31, 2010, that certain Second Amendment to Credit Agreement dated as of November 5, 2010, that certain Third Amendment to Credit Agreement dated as of January 20, 2011 and that certain Fourth Amendment to Credit Agreement dated as of February 14, 2011 among the Borrower, the Parent, the Administrative Agent and the Lenders party thereto (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.
B.    The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections in this Fifth Amendment refer to Sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement.
2.1    Amendment to Section 1.02. The definition of “Material Subsidiary” is hereby amended and restated in its entirety as follows:
“Material Subsidiary” means (a) Solana Petroleum Exploration, (b) Gran Tierra Energy Colombia, (c) as of any date of determination, any Subsidiary that (i) owns or has an interest in any Property assigned value in the Borrowing Base then in effect, as determined by the Administrative Agent, or (ii) does business in Colombia, and (d) from and after the date on which the amount of the Borrowing Base first exceeds $20,000,000 (even if the amount of the Borrowing Base subsequently falls to or below $20,000,000), any Subsidiary that at any time owns or has an interest in Oil and Gas Properties that have produced Hydrocarbons at any time since such date (even if such Subsidiary subsequently ceases to own or have an interest in such Oil and Gas Properties or such production subsequently ceases); provided that the term “Material Subsidiary” shall not include (i) the Borrower, (ii) any Subsidiary that would constitute a “Material Subsidiary” under clause (d) above solely as a result of the ownership of or interest in Oil and Gas Properties located in Argentina or (iii) the Colombian Branch of Petrolifera Petroleum (Colombia) Ltd.

2.2    Amendment to Section 9.05(g). Section 9.05(g) is hereby amended and restated in its entirety to read as follows:

(g)    (i) Investments made by any Credit Party in or to any other Credit Party and (ii) Investments made by any Credit Party in or to any Unrestricted Subsidiary; provided that in the case of clause (ii) above: (A) Investments made by Credit Parties to Unrestricted Subsidiaries from and after the date on which the amount of the Borrowing Base first exceeds $20,000,000 (even if the amount of the Borrowing Base subsequently falls to or below $20,000,000) shall not exceed $200,000,000 in the aggregate at any time outstanding, (B) both before and after giving effect to any such Investment, no Default shall exist, and (C) after giving effect to any such Investment, the Borrowing Base Utilization Percentage shall not exceed ninety percent (90%).
Section 3.    Conditions Precedent. This Fifth Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Fifth Amendment Effective Date”):
3.1    The Administrative Agent shall have received from the Lenders, the Borrower, the Parent and the Subsidiary Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Persons.
3.2    The Administrative Agent shall have received executed counterparts of a Supplement and Assumption Agreement, in each case, in form and substance reasonably satisfactory to the Administrative Agent, from the parties thereto with respect to Gran Tierra Energy Brasil Ltda. (“GTEB”) becoming a Guarantor and with respect to the pledge of the Equity Interests issued by GTEB.

3.3    No Default shall have occurred and be continuing, after giving effect to the terms of this Fifth Amendment.
Section 4.    Redetermination of Borrowing Base. For the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be $50,000,000. For the avoidance of any doubt, this Borrowing Base Redetermination shall constitute the April 1, 2012 Scheduled Redetermination and the next Scheduled Redetermination shall be the October 1, 2012 Scheduled Redetermination. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13 or Section 9.11(d).

Section 5.    Miscellaneous.
5.1    Post Closing Collateral Matters. Notwithstanding the provisions of Section 8.14 to the contrary, the Borrower shall have forty-five (45) days after the Fifth Amendment Effective Date to comply with the requirements of Section 8.14(b) and (c) with respect to granting and perfecting Liens on the Equity Interests in GTEB and on the Oil and Gas Properties and other Properties of GTEB (as more particularly described in Section 8.14).
5.2    Confirmation. The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the effectiveness of this Fifth Amendment.
5.3    Ratification and Affirmation; Representations and Warranties. The Borrower and the Parent each hereby: (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Fifth Amendment Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth

Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.
5.4    Loan Document. This Fifth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.5    Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fifth Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
5.6    NO ORAL AGREEMENT. THIS FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.
5.7    GOVERNING LAW. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

BORROWER:    SOLANA RESOURCES LIMITED
By: /s/ Dana Coffield
Name: Dana Coffield
Title: President and Chief Executive Officer

PARENT:    GRAN TIERRA ENERGY INC.
By: /s/ Dana Coffield
Name: Dana Coffield
Title: President and Chief Executive Officer

ADMINISTRATIVE AGENT:    WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Director

RATIFICATION AND AFFIRMATION

Each of the undersigned Guarantors hereby: (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Fifth Amendment Effective Date (as defined in this Fifth Amendment) each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

Executed as a DEED by:
SOLANA PETROLEUM EXPLORATION
(COLUMBIA) LIMITED

By: /s/ Julio Moreira
Name: Julio Moreira
Title: Director

GRAN TIERRA EXCHANGECO INC.

By: /s/ Dana Coffield
Name: Dana Coffield
Title: President and Chief Executive Officer

Executed as a DEED by:
GRAN TIERRA ENERGY INTERNATIONAL
HOLDINGS LTD.

By: /s/ Julio Moreira
Name: Julio Moreira
Title: Director

GRAN TIERRA ENERGY CAYMAN
ISLANDS INC.

By: /s/ Julio Moreira
Name: Julio Moreira
Title: Director

ARGOSY ENERGY, LLC

By: /s/ Julio Moreira
Name: Julio Moreira
Title: Manager

GRAN TIERRA ENERGY COLOMBIA, LTD.
By: Argosy Energy, LLC, the general partner of
Gran Tierra Energy Colombia, Ltd.

By: /s/ Julio Moreira
Name: Julio Moreira
Title: Manager